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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) May 12, 1999
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                       HOMESTEAD VILLAGE INCORPORATED
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           (Exact Name of Registrant as Specified in its Charter)


                                  Maryland
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               (State or Other Jurisdiction of Incorporation)


        1-12269                                       74-2770966
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(Commission File Number)                    (I.R.S. Employer Identification No.)


 2100 RiverEdge Parkway, Atlanta, Georgia                        30328
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(Address of Principal Executive Offices)                       (Zip Code)


                               (770) 303-2200
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            (Registrant's Telephone Number, Including Area Code)


                               Not applicable
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       (Former name or former address, if changed since last report)





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Item 5.  Other

         On May 12, 1999, Homestead Village Incorporated ("Homestead") announced (i) its results for the first quarter of 1999, (ii) the fact that it anticipates certain second quarter write-offs and special charges and
(iii) several changes in management. A copy of this press release is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated May 12, 1999.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOMESTEAD VILLAGE INCORPORATED



Dated: May 14, 1999                    By: /s/ Jeffrey A. Klopf
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                                           Jeffrey A. Klopf
                                           Senior Vice President and Secretary